Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,749,996.00
Previously Paid Amount	3,970.37
Total Fee Amount	3,970.37
Total Offset Amount	0.00
Net Fee	$ 0.00